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                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 96 to the Registration Statement of JP Morgan Mutual Fund Group on Form N-1A (Nos. 033-14196 and 811-05151) under the Securities Act of 1933, as amended.

                                               /s/ Ropes & Gray LLP

                                               ROPES & GRAY LLP

Washington, D.C.
December 16, 2005